Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenues:
Subscription revenue	$ 12,769,012	$ 12,560,856
Advertising revenue	789,678	49,236
Total revenue	13,558,690	12,610,092
Costs and expenses
Programming, hosting and technology expense	2,837,375	5,035,482
Compensation expense	3,274,893	4,177,568
Professional fees	940,872	1,005,650
Advertising and marketing expense	5,244,262	4,170,064
General and administrative expense	3,005,390	3,711,885
Total costs and expenses	15,302,792	18,100,649
Loss from operations	(1,744,102)	(5,490,557)
Interest income (expense), net	(30,900)	5,807
Gain on change in fair value of warrants	117,125	1,475,775
Other income		2,962
Loss before provision for income taxes	(1,657,877)	(4,006,013)
Provision for income taxes
Net loss	$ (1,657,877)	$ (4,006,013)
Net loss per common share:
Basic and diluted	$ (0.04)	$ (0.1)
Weighted average number of common shares used in calculating net loss per common share:
Basic and diluted	39,169,196	38,937,210